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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934




Date of Report (Date of earliest event reported):   JULY 31, 1999
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                              DVI RECEIVABLES CORP.
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             (Exact name of registrant as specified in its charter)


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
          DELAWARE                                 333-68043                  33-0608442
-------------------------------             ------------------------    ----------------------
(State or other jurisdiction of             (Commission File Number)       (I.R.S. Employer
 incorporation or organization)                                         Identification Number)


500 HYDE PARK
DOYLESTOWN, PENNSYLVANIA                                                        18901
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(Address of principal executive offices)                                      (Zip Code)


Registrant's telephone number, including area code: (215) 345-6600
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         (Former name or former address, if changed since last report.)



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Item 7.  Financial Statements and Exhibits


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
Exhibit 99.1      Servicer Report for month ending July 31, 1999, payment date August 11, 1999
Exhibit 99.2      Servicer Report for month ending August 31, 1999, payment date September 13, 1999
Exhibit 99.3      Servicer Report for month ending September 30, 1999, payment date October 12, 1999
Exhibit 99.4      Servicer Report for month ending October 31, 1999, payment date November 12, 1999
Exhibit 99.5      Servicer Report for month ending November 30, 1999, payment date December 13, 1999
Exhibit 99.6      Servicer Report for month ending December 31, 1999, payment date January 11, 2000
Exhibit 99.7      Servicer Report for month ending January 31, 2000, payment date February 11, 2000
Exhibit 99.8      Servicer Report for month ending February 29, 2000, payment date March 13, 2000
Exhibit 99.9      Servicer Report for month ending March 31, 2000, payment date April 11, 2000
Exhibit 99.10     Servicer Report for month ending April 30, 2000, payment date May 11, 2000
Exhibit 99.11     Servicer Report for month ending May 31, 2000, payment date June 12, 2000
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    DVI Delaware Trust 1998-2
                                                            (Registrant)

                                               By:  DVI Receivables Corp.
                                                    Owner of Trust


Dated:  June 23, 2000                          By:  /s/ Steven Garfinkel
                                                    ----------------------------
                                                    Steven Garfinkel
                                                    Executive Vice President and
                                                    Chief Financial Officer


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